UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 Or 15(d) of the

 Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): May 3, 2012

SALEM COMMUNICATIONS CORPORATION

 (Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4880 Santa Rosa Road, Camarillo, California	93012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

ITEM 7.01  REGULATION FD DISCLOSURE

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

SIGNATURE

EXHIBIT INDEX

EXHIBIT 99.1

ITEM 2.02

RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 3, 2012, Salem Communication Corporation (“Salem”) issued a press release regarding its results of operations for the quarter ended March 31, 2012.

ITEM 7.01

REGULATION FD DISCLOSURE

Non-Binding Commitment for Credit Facility from First California Bank

On April 27, 2012, Salem received a non-binding commitment letter from First California Bank (“FCB”) (the “Letter”).  Pursuant to the Letter, FCB has committed to provide an unsecured term credit facility to Salem in a principal amount of $10 million (the “FCB Facility”).  FCB’s commitment to make the FCB Facility available to Salem is subject to the execution of a definitive loan agreement and other documentation acceptable to the FCB and its counsel.

The proceeds of the FCB Facility may be used to repurchase a portion of Salem’s outstanding senior secured notes. Outstanding amounts under the FCB Facility will bear interest at a floating rate equal to Wall Street Journal (“WSJ”) Prime Rate plus 1.0% (adjusted when WSJ’s Prime Rate changes) with a minimum interest rate of 4.25%.  Interest is payable monthly.  In addition, the term of the FCB Facility will be twenty four months.  Amounts borrowed under the FCB Facility may be repaid at Salem’s discretion without penalty or premium.

The indebtedness under the FCB Facility will be subordinated to the indebtedness under the existing Credit Agreement dated December 1, 2009 (as amended to date, the “Credit Agreement”) by and among Salem, Bank of America, N.A. (“Bank of America”), as Administrative Agent, Swingline Lender, L/C Issuer and a Lender and the other Lenders party thereto which included: (i) an assignment by Bank of America of its roles as Administrative Agent, Swingline Lender and L/C Issuer under the Credit Agreement and the related loan documents to Wells Fargo Bank, National Association (“Wells Fargo”), and (ii) an assignment by each Lender under the Credit Agreement of the full amount of its loans and commitments thereunder to Wells Fargo.  A separate subordination agreement is anticipated to be entered into among Wells Fargo, FCB and Salem and the description of terms herein is subject to such subordination agreement.   The parties intend to execute definitive credit agreements reflecting the terms set forth in the Letter on or before May 31, 2012.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibits.  The following exhibit is furnished with this report on Form 8-K:

Exhibit No.	Description
99.1	Press release, dated May 3, 2012, of Salem Communications Corporation regarding its results of operations for the quarter ended March 31, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM COMMUNICATIONS CORPORATION

Date: May 3, 2012	By:/s/EVAN D. MASYR
Evan D. Masyr
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated May 3, 2012, of Salem Communications Corporation regarding its results of operations for the quarter ended March 31, 2012.